MORGAN STANLEY STRATEGIST FUND

Exhibit 77Q3:	Certification


(a)(i) Not applicable.

(a)(ii)  There have been no significant changes in Morgan Stanley
 Strategist Fund's
internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii) CERTIFICATIONS

I, Mitchell M. Merin, certify that:

1.	I have reviewed this report on Form N-SAR of Morgan Stanley
 Strategist Fund;

2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact
or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the
period covered by this report;

3.	Based on my knowledge, the financial information included
in this report, and the financial
statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date:  September 30, 2002


                            /s/	MITCHELL M. MERIN
				Mitchell M. Merin
President and Chief Executive Officer


MORGAN STANLEY STRATEGIST FUND

Exhibit 77Q3:	Certification


(a)(iii) CERTIFICATIONS

I, Francis Smith, certify that:

1.	I have reviewed this report on Form N-SAR of Morgan
Stanley Strategist Fund;

2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact
or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the
period covered by this report;

3.	Based on my knowledge, the financial information included
 in this report, and the financial
statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

Date:  September 30, 2002


                   	/s/ 	FRANCIS SMITH
				Francis Smith
				Chief Financial Officer